ORCHID ISLAND CAPITAL ANNOUNCES

JUNE 2021 MONTHLY DIVIDEND AND

MAY 31, 2021 RMBS PORTFOLIO CHARACTERISTICS

•         June 2021 Monthly Dividend of $0.065 Per Share of Common Stock

•         RMBS Portfolio Characteristics as of May 31, 2021

•         Next Dividend Announcement Expected July 14, 2021

Vero Beach, Fla., June 15, 2021 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors (the “Board”) declared a monthly cash dividend for the month of June 2021. The dividend of $0.065 per share will be paid July 28, 2021, to holders of record of the Company’s common stock on June 30, 2021, with an ex-dividend date of June 29, 2021.  The Company plans on announcing its next common stock dividend on July 14, 2021.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of June 15, 2021, the Company had 107,413,793 shares of common stock outstanding. As of May 31, 2021, the Company had 101,340,113 shares of common stock outstanding. As of March 31, 2021, the Company had 94,410,960 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of May 31, 2021 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•         RMBS Valuation Characteristics

•         RMBS Assets by Agency

  Investment Company Act of 1940 (Whole Pool) Test Results
  Repurchase Agreement Exposure by Counterparty
  RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									May 2021	Mar - May	Modeled	Modeled
					Net			Weighted	CPR	2021 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Jun)	in Jun)	(-50 BPS)(1)	(+50 BPS)(1)
Pass Through RMBS
15yr 2.5	$232,960	$246,395	5.72%	$105.77	2.50%	2.87%	5	171	2.97%	3.37%	$4,019	$(4,735)
15yr 4.0	603	655	0.02%	108.59	4.00%	4.50%	37	119	8.06%	8.17%	7	(8)
15yr Total	233,563	247,050	5.73%	105.77	2.50%	2.88%	6	171	2.98%	3.39%	4,026	(4,743)
20yr 2.0	147,148	150,167	3.48%	102.05	2.00%	2.87%	5	235	3.55%	3.15%	2,439	(3,396)
20yr Total	147,148	150,167	3.48%	102.05	2.00%	2.87%	5	235	3.55%	3.15%	2,439	(3,396)
30yr 2.5	677,061	703,866	16.33%	103.96	2.50%	3.46%	7	350	10.58%	8.89%	12,401	(18,114)
30yr 3.0	2,182,017	2,332,316	54.12%	106.89	3.00%	3.50%	5	353	6.30%	6.75%	46,400	(60,708)
30yr 3.5	577,397	628,169	14.57%	108.79	3.50%	4.00%	18	336	16.89%	21.74%	10,550	(14,259)
30yr 4.0	50,022	55,108	1.28%	110.17	4.00%	4.63%	60	294	18.78%	27.75%	1,098	(1,201)
30yr 4.5	81,625	90,816	2.11%	111.26	4.50%	5.00%	24	332	26.63%	31.17%	1,181	(1,551)
30yr Total	3,568,122	3,810,275	88.41%	106.79	3.03%	3.63%	9	348	9.47%	11.19%	71,630	(95,833)
Total Pass Through RMBS	3,948,833	4,207,492	97.62%	106.55	2.96%	3.55%	9	334	8.86%	10.27%	78,095	(103,972)
Structured RMBS
Interest-Only Securities	628,945	98,447	2.28%	15.65	3.63%	4.19%	57	291	24.24%	40.44%	(6,964)	5,768
Inverse Interest-Only Securities	57,112	3,975	0.09%	6.96	3.79%	4.40%	45	308	15.28%	39.07%	(221)	(187)
Total Structured RMBS	686,057	102,422	2.38%	14.93	3.64%	4.21%	56	292	23.49%	40.14%	(7,185)	5,581

Total Mortgage Assets	$4,634,890	$4,309,914	100.00%		3.06%	3.65%	16	328	11.03%	12.50%	$70,910	$(98,391)

											Interest	Interest
	Average	Hedge									Rate	Rate
	Notional	Period									Sensitivity	Sensitivity
Hedge	Balance	End									(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures	$(50,000)	Dec-2021									$(125)	$125
Swaps	(1,355,000)	Dec-2026									(38,961)	38,961
5-Year Treasury Future	(269,000)	Sep-2021(2)									(8,599)	8,532
10-Year Treasury Ultra	(23,500)	Sep-2021(3)									(2,509)	1,987
TBA	(400,000)	Jun-2021									(5,619)	8,688
Swaptions	(244,350)	May-2022									(7,188)	6,301
Yield Curve Spread Floor	(150,000)	Feb-2023									n/a	n/a
Hedge Total	$(2,491,850)										$(63,001)	$64,594
Rate Shock Grand Total											$7,909	$(33,797)

(1)    Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)    Five-year Treasury futures contracts were valued at prices of $123.94 at May 31, 2021.  The market value of the short position was $333.4 million.

(3)    Ten-year Treasury Ultra futures contracts were valued at prices of $145.55 at May 31, 2021.  The market value of the short position was $34.2 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value	Portfolio	Asset Category	Value	Portfolio
As of May 31, 2021			As of May 31, 2021
Fannie Mae	$3,396,877	78.8%	Non-Whole Pool Assets	$342,197	7.9%
Freddie Mac	913,037	21.2%	Whole Pool Assets	3,967,717	92.1%
Total Mortgage Assets	$4,309,914	100.0%	Total Mortgage Assets	$4,309,914	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of May 31, 2021	Borrowings	Debt	Rate	in Days	Maturity
Wells Fargo Bank, N.A.	$379,933	9.2%	0.11%	34	7/12/2021
Mirae Asset Securities (USA) Inc.	368,505	8.9%	0.14%	61	8/13/2021
Mitsubishi UFJ Securities (USA), Inc.	353,215	8.5%	0.18%	44	7/26/2021
J.P. Morgan Securities LLC	345,507	8.4%	0.18%	91	9/7/2021
ASL Capital Markets Inc.	342,467	8.3%	0.11%	49	8/26/2021
RBC Capital Markets, LLC	295,929	7.2%	0.11%	63	8/12/2021
Cantor Fitzgerald & Co.	225,653	5.5%	0.12%	62	8/19/2021
ABN AMRO Bank N.V.	224,818	5.4%	0.15%	30	7/12/2021
ED&F Man Capital Markets Inc.	204,081	4.9%	0.15%	54	8/19/2021
Nomura Securities International, Inc.	201,930	4.9%	0.11%	41	7/23/2021
Citigroup Global Markets Inc.	197,170	4.8%	0.12%	42	7/12/2021
ING Financial Markets LLC	175,835	4.3%	0.12%	44	8/11/2021
Barclays Capital Inc.	150,511	3.6%	0.12%	42	7/12/2021
Merrill Lynch, Pierce, Fenner & Smith	141,669	3.4%	0.15%	43	7/14/2021
South Street Securities, LLC	98,634	2.4%	0.14%	96	10/8/2021
Goldman, Sachs & Co. LLC	96,703	2.3%	0.10%	47	7/19/2021
Daiwa Capital Markets America Inc.	96,139	2.3%	0.12%	68	8/12/2021
BMO Capital Markets Corp.	89,396	2.2%	0.13%	44	7/14/2021
Lucid Cash Fund USG LLC	62,469	1.5%	0.14%	10	6/10/2021
Austin Atlantic Asset Management Co.	48,931	1.2%	0.16%	3	6/3/2021
J.V.B. Financial Group, LLC	32,945	0.8%	0.11%	54	7/26/2021
Total Borrowings	$4,132,440	100.0%	0.13%	52	10/8/2021

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400